UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2007
PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-13305 (Commission file number )	75-1971716 (IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas (Address of principal executive offices)	79701 (Zip code)
(432) 684-3727
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 19, 2007, Parallel Petroleum Corporation, or “Parallel”, issued a press release announcing that it is offering $150 million of its senior notes due 2014. Attached hereto as Exhibit 99.1 is the press release issued by Parallel on July 19, 2007.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is filed with this Form 8-K.

Exhibit No.	Description

99.1	Press Release issued July 19, 2007 announcing offering of $150 million of senior notes due 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2007	PARALLEL PETROLEUM CORPORATION
	By:	/s/ Larry C. Oldham
Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 19, 2007 announcing offering of $150 million of senior notes due 2014.